Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, William J. Horton, certify that:

1.	I have reviewed this Form 10-K/A of Weber Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: January 27, 2023	By:	/s/William J. Horton
William J. Horton
Chief Financial Officer (As Principal Financial Officer)